UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2013

UNITED CONTINENTAL HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 S. Wacker Drive, Chicago, IL 60606

233 S. Wacker Drive, Chicago, IL 60606

(Address of Principal Executive Offices) (Zip Code)

(312) 997-8000

(312) 997-8000

(Registrant’s telephone number, including area code)

N/A

Continental Airlines, Inc. (n/k/a United Airlines, Inc.)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 28, 2013, Continental Airlines, Inc., a Delaware corporation (“Continental”) and a wholly-owned subsidiary of United Continental Holdings, Inc. (“UAL”), and United Air Lines, Inc., a Delaware corporation (“United”) and a wholly-owned subsidiary of UAL, entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger of United with and into Continental (the “Merger”). On March 31, 2013, United merged with and into Continental, with Continental continuing as the surviving corporation of the Merger and as a wholly-owned subsidiary of UAL. Upon the closing of the Merger on March 31, 2013, Continental’s name was changed to “United Airlines, Inc.” (the “Survivor”). In accordance with the Merger Agreement, at the effective time of the Merger, each outstanding share of United common stock immediately prior to the Merger was cancelled and retired and no consideration was delivered in exchange therefor. Each outstanding share of Continental common stock immediately prior to the Merger remained outstanding and was unaffected by the Merger.

The purpose of the disclosures presented in this Current Report on Form 8-K is to retrospectively adjust certain financial and other information of UAL and the Survivor to reflect the combined historical results of United and Continental. The accompanying condensed consolidated financial statements have been prepared as if the Merger occurred on October 1, 2010. The Merger represents a transaction between entities under common control and United is considered the predecessor entity for accounting purposes. Transactions between entities under common control are accounted for as if the transaction occurred at the beginning of the earliest period presented under which the entities were under common control, and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method. The consolidated financial statements and notes to the consolidated financial statements of the Survivor included in Exhibit 99.3 hereto have been combined with United as the predecessor as it was the entity that was first controlled by the parent.

Certain items of UAL’s and Continental’s combined Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on February 25, 2013 (the “2012 10-K”) have been retrospectively adjusted to reflect the Merger and are presented in Exhibits 99.1 to 99.5 hereto. Included herein as Exhibit 99.1 is Selected Financial Data, which adjusts Item 6 in the 2012 10-K. Included herein as Exhibit 99.2 are Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the audited consolidated financial statements and adjusts Item 7 in the 2012 10-K, and Quantitative and Qualitative Disclosures About Market Risk, which adjusts Item 7A in the 2012 10-K. Included herein as Exhibit 99.3 are the audited consolidated financial statements and combined notes to the consolidated financial statements of UAL and the Survivor for the years ended December 31, 2012, 2011 and 2010, which have been retrospectively adjusted to reflect the consolidation of the historical results of United and Continental for the years ended December 31, 2012, 2011 and 2010 and which adjusts Item 8 in the 2012 10-K. Included herein as Item 99.4 is Controls and Procedures, which adjusts Item 9A in the 2012 10-K. Included herein as Item 99.5 is Schedule II—Valuation and Qualifying Accounts for the years ended December 31, 2012, 2011 and 2010, which adjusts Schedule II to the 2012 10-K.

Except with respect to the retrospective adjustment of certain financial and other information of UAL and the Survivor to reflect the combined historical results of United and Continental, we have not otherwise updated for activities or events occurring after the date these items were originally presented.

This Current Report on Form 8-K should be read in conjunction with the 2012 10-K, UAL’s and United Airlines, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and UAL’s and United Airlines, Inc.’s other Current Reports on Form 8-K filed with the SEC after December 31, 2012 through the date hereof.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Selected Financial Data.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures about Market Risk.

99.3	Consolidated Financial Statements of United Continental Holdings, Inc. and United Airlines, Inc. and Combined Notes to Consolidated Financial Statements.

99.4	Controls and Procedures.

99.5	Schedule II—Valuation and Qualifying Accounts for the years ended December 31, 2012, 2011 and 2010.

101	The following materials for each of United Continental Holdings, Inc. and United Airlines, Inc. included in this report, formatted in XBRL (Extensible Business Reporting Language): (i) the Statements of Consolidated Operations, (ii) the Statements of Consolidated Comprehensive Income (Loss), (iii) the Consolidated Balance Sheets, (iv) the Statements of Consolidated Cash Flows, (v) the Statements of Consolidated Stockholders’ Equity (Deficit) and (vi) the Combined Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC. UNITED AIRLINES, INC.

	By:	/s/ John D. Rainey
Date: April 25, 2013		John D. Rainey
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Selected Financial Data.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures about Market Risk.

99.3	Consolidated Financial Statements of United Continental Holdings, Inc. and United Airlines, Inc. and Combined Notes to Consolidated Financial Statements.

99.4	Controls and Procedures.

99.5	Schedule II—Valuation and Qualifying Accounts for the years ended December 31, 2012, 2011 and 2010.

101	The following materials for each of United Continental Holdings, Inc. and United Airlines, Inc. included in this report, formatted in XBRL (Extensible Business Reporting Language): (i) the Statements of Consolidated Operations, (ii) the Statements of Consolidated Comprehensive Income (Loss), (iii) the Consolidated Balance Sheets, (iv) the Statements of Consolidated Cash Flows, (v) the Statements of Consolidated Stockholders’ Equity (Deficit) and (vi) the Combined Notes to Consolidated Financial Statements.